UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2026

SunPower Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1403 N. Research Way, Orem UT	84097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 299-4943

45700 Northport Loop East, Fremont CA 94538

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPWR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SPWRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 14, 2026, authorized officers of SunPower Inc. (the “Company”) and the Audit Committee of the Board of Directors determined that the Company’s previously issued interim financial statements for the thirteen weeks ended March 30, 2025, the thirteen and twenty-six weeks ended June 29, 2025, and the thirteen and thirty-nine weeks ended September 28, 2025 (the “Prior Periods”) included in its Quarterly Reports on Form 10-Q for the quarters ended March 30, 2025, June 29, 2025, and September 28, 2025 (the “Prior Filings”) contain material errors and should no longer be relied upon and should be restated. These material errors related to the recognition of revenue (and related cost of revenues, sales commissions, sales and marketing, and general and administrative expenses), and interest expense. The Company has determined that these material errors were the result of its previously reported material weaknesses in its internal control over financial reporting related to the Company’s control activities, information and communication, and monitoring activities.

While the Company has corrected these misstatements in the annual results included in a press release issued by the Company on April 14, 2026 announcing the filing of its Annual Report on Form 10-K and announcing certain of its financial results for fiscal 2025, the Company has not completed its review of the impact of these material errors to each of the Prior Periods included in the Prior Filings. The Company preliminarily estimates the following impact to the Prior Periods as a result of these material errors:

●	For the thirteen and thirty-nine weeks ended September 28, 2025, a decrease in revenues of approximately $5 million and $13 million, a decrease in gross profit of approximately $5 million and $13 million, an increase in loss from continuing operations of approximately $3 million and $11 million, a decrease in interest expense of approximately $4 million and $7 million, a decrease in net loss of approximately $1 million and an increase in net loss of approximately $5 million and a decrease in net loss per share attributable to common stockholders, basic and diluted of approximately $0.02 and an increase in net loss per share attributable to common stockholders, basic and diluted of approximately $0.06 for the thirteen and thirty-nine weeks ended September 28, 2025, respectively.

●	For the thirteen and twenty-six weeks ended June 29, 2025 a decrease in revenues of approximately $3 million and $8 million, an increase in gross profit of approximately $2 million and a decrease in gross profit of approximately $11 million, an increase in loss from continuing operations of approximately $5 million and $11 million, a decrease in interest expense of approximately $1 million and $3 million, an increase in net loss of approximately $4 million and $8 million, and an increase in net loss per share attributable to common stockholders, basic and diluted of approximately $0.05 and $0.10 for the thirteen and twenty-six weeks ended June 29, 2025, respectively.

●	For the thirteen weeks ended March 30, 2025 a decrease in revenues of approximately $5 million, a decrease in gross profit of approximately $13 million, a decrease in income from continuing operations of approximately $9 million, a decrease in interest expense of approximately $2 million, a decrease in net income of approximately $4 million, and a decrease in net income per share attributable to common stockholders, basic and diluted of $0.05 for the thirteen weeks ended March 30, 2025.

The expected financial impact of the material errors described above is preliminary, remains subject to continued analysis by the Company, and is subject to change. As a result, the Company will restate the Prior Periods included in the Prior Filings. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company’s financial results or other financial information contained in the Prior Filing should no longer be relied upon.

The Company intends to restate the Prior Periods included in the Prior Filings as soon as practicable by filing amended Quarterly Reports on Form 10-Q for the related periods.

Authorized officers of the Company, and certain members of the Audit Committee, have discussed the matters disclosed in this Item 4.02 with BDO USA, P.C., the Company’s independent registered public accounting firm.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include, among other things, statements regarding the Company’s preliminary estimates of the impact to the Prior Periods of material errors included in the Prior Filings, the Company’s intent to restate its prior consolidated financial statements included in the Prior Filings, and the anticipated timing of such restatements. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “preliminary,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Our actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks and uncertainties including those described in more detail in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents on file with the Securities and Exchange Commission, as well as the risk of the possibility of further material delays in the Company’s financial reporting. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this filing, except as required by applicable law or regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunPower Inc.
Dated: April 14, 2026
	By:	/s/ Thurman J. Rodgers
Thurman J. Rodgers
Chief Executive Officer

3